UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

-----------------------------------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 11, 2015

ESCO TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   314-213-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

Item 2.02                      Results of Operations and Financial Condition

Today, November 12, 2015, the Registrant (“Company”) is issuing a press release (furnished as Exhibit 99.1 to this report) announcing its financial and operating results for the fiscal year ended September 30, 2015.  See Item 7.01, Regulation FD Disclosure, below.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Fiscal 2016 Executive Officer Base Salaries and Cash Incentive Compensation

On November 11, 2015, the Human Resources and Compensation Committee (the “Committee”) of the Company’s Board of Directors approved the fiscal 2016 base salaries and target cash incentive compensation opportunities for its executive officers:
Officer	Fiscal 2016 Base Salary	Fiscal 2016 Target Cash Incentive Compensation
Victor L. Richey	$824,500	$605,000
Gary E. Muenster	$550,000	$368,300
Alyson S. Barclay	$326,000	$179,400

The Company has two cash incentive compensation plans: (i) the Incentive Compensation Plan (the “ICP”) and (ii) the Performance Compensation Plan for Executive Officers (the “PCP”). For fiscal 2016 the Committee determined to allocate 50% of the executive officers’ cash incentive compensation opportunity to the ICP, and 50% to the PCP.  The Committee also approved the fiscal 2016 performance criteria for determining the percentage of such target incentive compensation opportunity that will be actually earned by the executive officers, depending on actual fiscal 2016 results compared to the criteria.

Under the ICP, the Committee established Company earnings per share (“EPS”) as the single criterion for measuring performance, the same as for fiscal 2015.  The actual cash incentive compensation payable under the ICP for fiscal 2016 will range from 0.0 to 2.0 times the ICP share of the target opportunity depending on actual 2016 EPS, based on a matrix specifying particular EPS thresholds.

Under the PCP, the Committee established the same three Company performance measures as for fiscal 2015:  Cash, weighted at 25% of the total target opportunity; Entered Orders, weighted at 15% of the total target opportunity; and Return on Invested Capital, weighted at 10% of the total target opportunity. The actual cash incentive compensation payable under the PCP for fiscal 2016 will range from 0.2 to 2.0 times the PCP share of the target opportunity depending on actual 2016 performance, based on a separate matrix for each of the three measures.

Modifications to Long-Term Incentive Compensation Awards

On November 11, 2015, the Committee approved amendments to the Company’s standard form of Award Agreement for long-term incentive compensation awards granted under the Company’s 2013 Incentive Compensation Plan (the “Incentive Plan”) to the Company’s executive officers and certain other management personnel, effective beginning with the awards granted on that date.  The amended form of Award Agreement is included herein as Exhibit 10.1.

In addition to clarifying and updating certain language in the award forms, the amendments:

•
Eliminate any accelerated payout if the specified stock price targets are not achieved by the end of the fourth fiscal year of the Award, but retain the provision that the remaining portion of the Award will become distributable at the end of the five-year award period;

•
Protect the Award recipients in the event of a Change of Control (as defined in the Award) by permitting them to retain the benefits of the Award if, within 90 days prior to the Change of Control and at the request of the new controlling party, their employment is terminated or the Incentive Plan is modified to reduce or eliminate the benefits provided by the Award, and provided that the Change of Control actually occurs;

•
Modify the Change in Control provisions to provide that the value of the Award will be paid in cash rather than Company common stock; that the amount will be based on the average value of the Company’s stock over the ten trading date prior to the Change of Control; and that this amount will be paid within 30 days after the Change of  Control.

•
Reflect provisions already in the Incentive Plan permitting the Committee in its sole discretion to authorize a full or partial payment in the event of the Award holder’s death, disability, retirement or otherwise prior to completion of the Award term.

The Committee also approved conforming amendments to the Company’s outstanding long-term incentive compensation awards granted in 2012, 2013 and 2014, the form of which is included herein as Exhibit 10.2.

Amendment and Restatement of Severance Plan

On November 11, 2015, the Committee amended and restated the existing Severance Plan for the Company’s executive officers (the “Severance Plan”), a copy of which is included herein as Exhibit 10.3.

The amendments do not change the current “double trigger” requirement under the Severance Plan; i.e. for benefits to be payable under the Severance Plan, (i) a Change of Control must occur, as defined in the Severance Plan, and (ii) the executive’s employment must be terminated by the employer without “Cause” or by the executive for “Good Reason” (as those terms are defined in the Severance Plan) within 90 days before or up to two years after the Change of Control. However, in addition to clarifying and updating certain language in the Severance Plan, the amendments:

•
Modify the employment termination provisions by adding language that the Change of Control must actually occur before or within 90 days after the termination, and that the termination must be at the request of the new controlling party;

•
Clarify that the employment benefits payable to an executive under the Severance Plan include the value of the Company’s matches to the executive’s 401(k) Plan and Employee Stock Purchase plan accounts;

•
Include in the payments to which the executive is entitled during his or her employment following a Change of Control an annual amount equal to the value of the executive’s last Incentive Plan Awards granted prior to the Change of Control, and this amount may be provided in the acquiring party’s stock if it is publicly traded; and

•
Simplify the calculation of the executive’s performance bonus amount to be included in the annual benefits payable to the executive during employment after a Change of Control; and include this annual amount in calculating the lump-sum payment to be made to the executive in the event of termination after the Change of Control.

Item 7.01                      Regulation FD Disclosure

Today, November 12, 2015, the Registrant is issuing a press release (Exhibit 99.1) announcing its financial and operating results for the fiscal year ended September 30, 2015.  The Registrant will conduct a related Webcast conference call today at 4:00 p.m. Central Time.  This press release will be posted on the Registrant’s web site located at http://www.escotechnologies.com.  It can be viewed through the “Investor Relations” page of the web site under the tab “Press Releases,” although the Registrant reserves the right to discontinue that availability at any time.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibit

10.1	Form of Award Agreement under 2013 Incentive Compensation Plan

10.2	Form of Amendment to outstanding long-term incentive compensation awards

10.3	Amended and Restated Severance Plan

99.1	Press Release dated November 12, 2015

Other Matters

The information in this report furnished pursuant to Item 2.02 and Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, unless the Registrant incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

References to the Registrant’s web site address are included in this Form 8-K and its Exhibits only as inactive textual references, and the Registrant does not intend them to be active links to its web site.  Information contained on the Registrant’s web site does not constitute part of this Form 8-K or its Exhibits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 12, 2015.

ESCO TECHNOLOGIES INC.

By:   /s/Gary E. Muenster
Gary E. Muenster
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Form of Award Agreement under 2013 Incentive Compensation Plan
10.2	Form of Amendment to outstanding long-term incentive compensation awards
10.3	Amended and Restated Severance Plan
99.1	Press Release dated November 12, 2015